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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) :
                                 August 13, 2002




                          Commission File Number 0-4604


                        CINCINNATI FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)

 An Ohio Corporation                                                31-0746871
 (State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                             6200 South Gilmore Road
                           Fairfield, Ohio 45014-5141

                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 513/870-2000
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ITEM 9.  REGULATION FD DISCLOSURE

Cincinnati Financial Corporation ("CFC") is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act Filings as Exhibits 99.1 and 99.2 hereto, respectively, which are included herein. John J. Schiff, Jr., Chairman and Chief Executive Officer of Cincinnati Financial Corporation, and Kenneth W. Stecher, Chief Financial Officer of Cincinnati Financial Corporation, signed these statements, which are being filed with the Securities and Exchange Commission ("SEC") on August 13, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Exhibit 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



Exhibit 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Cincinnati Financial Corporation




Date:  August 13, 2002                   BY:  /S/      Kenneth W. Stecher
                                              ------------------------------
                                              Name:  Kenneth W. Stecher
                                              Title:    Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit           Description

Exhibit 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings